UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2026

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1080
Miami, Florida 33131
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 5, 2026, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing 6- and 12-month data from its nPulseTM Cardiac Catheter first-in-human feasibility study (the “Study”). These data were presented by Dr. Vivek Reddy, Director of Cardiac Arrhythmia Services at the Mount Sinai Fuster Heart Hospital in New York, at the 31st Annual AF Symposium 2026 meeting in Boston.

The Study has been assessing the initial safety and effectiveness of the Company's nPulse Cardiac Catheter System for the treatment of atrial fibrillation, a form of heart arrhythmia. The Company's endocardial catheter ablation device has been uniquely designed to provide a circumferential, or circular, ablation in a single treatment cycle using proprietary nanosecond PFA energy. To date, in the Study, a total of 165 patients have been treated by nine investigators in Europe, including clinicians at the Na Homolce Hospital in Prague. The initial cohort of 150 treated patients has been evaluated by remapping at approximately 3 months and for rhythm control completed at 6 and 12 months post ablation procedure.

Key findings from the Study reported by the Company include:

●	96% procedural success of evaluable patients at one year (45/47)
●	100% procedural success of evaluable patients at 6 months (75/75)
●	Average number of applications were 16.1 ± 5.2 per procedure
●	Total procedure and fluoroscopy times were 65 ± 28 and 9.8 ± 5.8 minutes, respectively
●	Left atrial dwell time was 21.0 ± 13.3 minutes
●	Safety profile: 1.3% (2/150) subjects had an SAE related to the primary safety endpoint

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1
Press Release issued by Pulse Biosciences, Inc. dated February 5, 2026 - Pulse Biosciences Presents Late-Breaking Data from nPulse Cardiac Catheter System First-in-Human Feasibility Study at the AF Symposium

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: February 5, 2025	By:	/s/ Paul A. LaViolette
Paul LaViolette
Chief Executive Officer (Principal Executive Officer)